Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2024
Intangible Assets, Net [Abstract]
Schedule of Intangible Assets, Net

Intangible assets, net consist of the following:

	As of December 31,
	2023	2024	2024
	HKD	HKD	US$
Software	1,277,753	1,277,753	164,496
Trademarks (note (a))	—	15,023,180	1,934,057
Total	1,277,753	16,300,933	2,098,553
Less: accumulated amortization	(1,277,753)	(2,759,491)	(355,252)
Intangible assets, net	—	13,541,442	1,743,301

Note (a): On May 29, 2024, the Company entered into assets purchase agreement with a company controlled by Ms. Siu, Neo-Concept (Holdings) Company Limited, to purchase the trademark at a consideration of HK$15,023,180 (US$1,931,000). The trademarks are brand names which have been registered in Hong Kong, the Mainland China, the European Union, and are being registered in the US, Qatar and the United Arab Emirates.